UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Xponential, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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XPONENTIAL, INC.
6400 Atlantic Boulevard, Suite 190
Norcross, Georgia  30071

September 30, 2005

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Xponential, Inc. (the “Company”) to be held on Friday, November 18, 2005 at 10:00 a.m. local time, at 4800 Overton Plaza, Suite 300, Fort Worth, Texas 76109.

The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be conducted at the Annual Meeting.

Directors and officers of the Company, as well as a representative of the Company’s independent accountants, will be present at the Annual Meeting to respond to any questions you may have.

It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the business operations of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

Dwayne A. Moyers,
Chairman of the Board

XPONENTIAL, INC.
6400 Atlantic Boulevard, Suite 190
Norcross, Georgia  30071

Notice of Annual Meeting of Stockholders
To Be Held November 18, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Xponential, Inc., a Delaware corporation (the “Company”), will be held on Friday, November 18, 2005 at 10:00 a.m. local time, at 4800 Overton Plaza, Suite 300, Fort Worth, Texas 76109 for the following purposes:

1.                To elect the directors of the Company;

2.                To approve the Company’s 2005 Stock Purchase Plan;

3.                To approve the appointment of Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2006; and

4.                To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only stockholders of record at the close of business on September 23, 2005 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND, THE COMPANY DESIRES TO HAVE MAXIMUM REPRESENTATION AT THE MEETING AND REQUESTS THAT YOU SIGN, DATE, AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROXY MAY BE REVOKED BY A STOCKHOLDER AT ANY TIME PRIOR TO ITS USE AS SPECIFIED IN THE ENCLOSED PROXY STATEMENT.

By Order of the Board of Directors,

Dwayne A. Moyers,
Chairman of the Board

September 30, 2005
Norcross, Georgia

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

XPONENTIAL, INC.
6400 Atlantic Boulevard, Suite 190
Norcross, Georgia  30071

PROXY STATEMENT
November 18, 2005

INTRODUCTION

This Proxy Statement is furnished to the stockholders of Xponential, Inc., a Delaware corporation (the “Company”), in connection with the solicitation by the Company of proxies to be used in voting at the Annual Meeting of Stockholders (together with any and all adjournments thereof, the “Annual Meeting”) to be held at 10:00 a.m., local time, on Friday, November 18, 2005, at 4800 Overton Plaza, Suite 300, Fort Worth, Texas 76109 or the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the foregoing notice, the enclosed form of proxy and a copy of the Company’s Annual Report to Stockholders for the fiscal year ended June 30, 2005 (“Fiscal 2005”) are being mailed to the stockholders of the Company on or about September 30, 2005. THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

OUTSTANDING SHARES

As of September 23, 2005 (the “Record Date”), the Company had 2,380,804 shares of Common Stock, $0.01 par value per share (the “Common Stock”), issued and outstanding and 500,042 shares of Series B Preferred Stock, par value $0.01 per share (the “Series B Preferred”), issued and outstanding. The Common Stock and the Series B Preferred constitute all of the securities of the Company entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.

Each share of Common Stock entitles the holder thereof to one vote with respect to each proposal presented in this Proxy Statement to be voted upon at the Annual Meeting. Except for the election of directors, each share of Series B Preferred entitles the holder thereof to 3.44 votes with respect to each proposal presented in this Proxy Statement to be voted upon at the Annual Meeting. Except for the election of directors, the Common Stock and the Series B Preferred vote together as a single class with respect to each of such proposals.

Holders of shares of Common Stock, voting as a class and without cumulative voting, are entitled to elect three directors at the Annual Meeting and holders of shares of Series B Preferred, voting as a class and without cumulative voting, are entitled to elect four directors at the Annual Meeting. Each share of Common Stock and Series B Preferred entitles the holder thereof to cast one vote with respect to the election of directors.

ACTION TO BE TAKEN UNDER THE PROXY

Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the stockholder’s directions if the proxy is duly executed and returned prior to the Annual Meeting. If no directions are specified, the shares will be voted FOR the election of the director nominees recommended by the Board of Directors, for the approval of the Company’s 2005 Stock Purchase Plan and FOR approval of the appointment of Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2006.

The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof. Management knows of no other matters to be considered at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed advisable, vote to adjourn the meeting from time to time.

REVOCATION OF PROXIES

A stockholder who executes a proxy has the power to revoke it at any time prior to its being exercised by giving written notice to the Secretary of the Company or by timely delivering a valid, later-dated proxy. A stockholder may also revoke a previously given proxy by appearing and voting at the Annual Meeting. Attendance at the Annual Meeting by a stockholder will not, in and of itself, constitute a revocation by such stockholder of any proxy previously given.

QUORUM AND VOTING REQUIREMENTS

A quorum for the Annual Meeting requires the presence in person or by proxy of the holders of a majority of the shares of each class entitled to vote at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned from time to time without further notice, if the time and place of the adjourned meeting are announced at the meeting, until a quorum is obtained. Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. The inspectors of election will treat shares of voting stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of voting stock represented by “broker non-votes” (i.e., shares of voting stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the recordholder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Proposals 2 and 3 require the affirmative vote of the holders of a majority of the shares of voting stock entitled to vote thereon that are present in person or represented by proxy at the Annual Meeting and that are voted for or against such proposal. Therefore, abstentions and broker non-votes as to Proposals 2 and 3 will be deemed shares not entitled to vote on such proposal, will not be counted as votes for or against such proposal, and will not be included in calculating the number of votes necessary for approval of such proposal.

SOLICITATION OF PROXIES

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. The Company has hired Continental Stock Transfer & Trust Company (“Continental”) to solicit proxies. The Company will pay Continental a fee of approximately $3,000, plus reasonable expenses, for these services. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such service. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees

Action will be taken at the Annual Meeting for the election of seven directors, each of whom will serve for a one-year term. Pursuant to Article IV.C.5(b) of the Amended and Restated Certificate of Incorporation of the Company, the holders of Series B Preferred, voting as a class and without cumulative voting, are entitled to elect four directors and the holders of Common Stock, voting as a class and without cumulative voting, are entitled to elect three directors.

The Company’s Nominating and Governance Committee and the Board of Directors have nominated the seven persons named below to stand for election as directors at the Annual Meeting. Each of the persons nominated presently serves as a director of the Company. It is intended that the attorneys-in-fact named in the proxy will vote FOR the election of the director nominees listed below, unless instructions to the contrary are given therein. These nominees have indicated that they are able and willing to serve as directors. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, it is intended that the attorneys-in-fact will vote FOR such substitute nominees as the Nominating and Governance Committee and the Board may designate. All directors elected at the Annual Meeting will hold office for their respective terms and until their respective successors are elected and have qualified.

Series B Preferred Director Nominees

Name	Age	Business Experience	Director Since
J. Robert Collins	64

Dr. Collins was appointed to serve as a Director of the Company by the Board on July 13, 2004. Since January 2003 Dr. Collins has been a principal with Collins & Collins, LLC, a business development and private capital company. He has served as a Distinguished Lecturer in Entrepreneurship in the College of Business and Technology, Texas A&M University-Commerce since September 1998. He previously served in a variety of executive capacities with E-Systems (now Raytheon Systems Company) and its subsidiaries from June 1977 to June 1998. Dr. Collins received a BS degree in Mathematics from Lamar University, ME and Ph.D. degrees in Electrical Engineering from Texas A&M University, and an MBA in Management from the University of Dallas.

			July 2004
Jeffrey A. Cummer	48

Mr. Cummer was appointed Vice President and as a Director of the Company in August 2002. Mr. Cummer served as President and a director of C/M Holdings, Inc. from November 1990 until its merger with and into the Company in August 2002. He has served as President of Hulen Capital Partners, Inc. (formerly Cummer/Moyers Capital Partners, Inc.) since July 1994. Mr. Cummer has served as President, Cummer/Moyers Division, of Sanders Morris Harris Inc. since October 2000. He also served as President of Cummer/Moyers Securities, Inc. and Cummer/Moyers Capital Advisors, Inc. from September 1996 and October 1996, respectively, until October 2000. He is also President of Select Partners, Ltd., a Cayman Islands exempt corporation.  Mr. Cummer is a Certified Financial Planner. He is also a registered investment advisor agent through SMH Capital Advisors, Inc.

			August 2002
Dwayne A. Moyers	37

Mr. Moyers was appointed Chief Executive Officer of the Company in March 2004, Chairman of the Board in September 2002, Vice President in August 2002 and as a Director in March 2001. He has served as President and as a Director of Xponential Advisors, Inc. since October 2003; as Executive Vice President, Chairman of the Board and as a Director of PawnMart, Inc. since January 2003; and as President and as a Director of Xponential Real Estate Holdings, Inc. since February 2005. Mr. Moyers served as Interim President of American IronHorse Motorcycle Company, Inc., a motorcycle manufacturer located in Fort Worth, Texas

			March 2001

(“American IronHorse”), from June 2004 to July 2004, and has served as a director of that company since March 1998 and as its Chairman of the Board since July 2004. Mr. Moyers served as Vice President, Secretary and Treasurer of C/M Holdings, Inc. from November 1994 until its merger with and into the Company in August 2002, and served as a director of that company from May 1997 until August 2002. He has served as Vice President of Hulen Capital Partners, Inc. since July 1994. Mr. Moyers has served as Vice President, Cummer/ Moyers Division, of Sanders Morris Harris Inc. since October 2000. He also served as Vice President of Cummer/Moyers Securities, Inc. and Cummer/Moyers Capital Advisors, Inc. from September 1996 and October 1996, respectively, until October 2000. Mr. Moyers is a registered investment advisor agent through SMH Capital Advisors, Inc.

John H. Wilson	62

Mr. Wilson was appointed to serve as a Director of the Company by the Board on April 29, 2005. He has served as President of U.S. Equity Corporation since 1983, and has served as a director of Palm Harbor Homes, Inc. (NASDAQ: PHHM) since 1994, of Capital Southwest Corporation (NASDAQ: CSWC) since 1988, and of Encore Wire Corporation (NASDAQ: WIRE) since 1983. Mr. Wilson received a Bachelor of Business Administration degree in Economics and Finance from Baylor University and is a graduate of the Southwestern School of Banking at Southern Methodist University.

April 2005

Common Stock Director Nominees

Name	Age	Business Experience	Director Since
Carroll Dawson	51

Mr. Dawson was appointed as a Director of the Company in November 2002. Mr. Dawson has served as President of AB-CO Markets, Inc., a Blockbuster Video franchisee, since December 1992; as general partner of Dawson Properties, Ltd., which owns real estate and securities investments, since April 1996; and as a director of the Bank of Weatherford in Weatherford, Texas since June 2000.

			November 2002

James R. Richards	60

Mr. Richards was appointed as a Director of the Company in May 2001. Mr. Richards has served as Managing Director of Texas Business Capital, Inc., a merchant banking firm, since 1999. Mr. Richards served as Managing Director of Dillon-Gage Securities, Inc., an NASD member broker/dealer, from 1999 to 2001, and as an off-site financial and operations principal for several NASD member broker/dealers since 1996. He has also served as a professor of economics at Collin County Community College since September 2004. He is a former certified public accountant, and worked with Deloitte & Touche, Certified Public Accountants, for over ten years.

May 2001

Robert W. Schleizer	51

Mr. Schleizer was appointed Executive Vice President, Chief Financial Officer, Treasurer and as a Director of the Company in January 2001 and as Secretary in May 2001. He has served as Chief Financial Officer, Secretary, Treasurer and as a Director of Xponential Advisors, Inc. since October 2003; as Executive Vice President, Chief Financial Officer, Secretary and Treasurer and as a Director of PawnMart, Inc. since January 2003; and as Chief Financial Officer, Secretary, Treasurer and as a Director of Xponential Real Estate Holdings, Inc. since February 2005.  He also served as Chief Financial Officer and Secretary of American IronHorse January 2004 to March 2005. Mr. Schleizer is a partner with Tatum CFO Partners, LLP, a national firm of chief financial officers, and has extensive restructuring experience. He is a Certified Insolvency Recovery Adviser.

January 2001

No director presently holds any other directorships in companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), or subject to the requirements of Section 15(d) thereof.

Nominees receiving the largest number of affirmative votes cast will be elected as directors up to the maximum number of directors to be chosen at the election. Accordingly, any shares not voted affirmatively, whether by abstention, broker non-vote or otherwise, will not be counted as affirmative votes cast for any director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF SERIES B PREFERRED VOTE “FOR” THE ELECTION AS DIRECTORS OF THE FOUR PERSONS NAMED AS SERIES B PREFERRED DIRECTOR NOMINEES UNDER “PROPOSAL NO. 1: ELECTION OF DIRECTORS.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF COMMON STOCK VOTE “FOR” THE ELECTION AS DIRECTORS OF THE THREE PERSONS NAMED AS COMMON STOCK DIRECTOR NOMINEES UNDER “PROPOSAL NO. 1: ELECTION OF DIRECTORS.”

Meetings and Committees of the Board

The Board held seven meetings during Fiscal 2005, one of which was by telephone conference call, and took action by written consent twice during Fiscal 2005. The Board has standing Audit, Compensation, and Nominating and Governance Committees. The Board has adopted written charters for the committees, which are available on the Company’s web site set forth below. Each director attended at least 75% of the Board meetings and meetings of committees on which each served in Fiscal 2005, other than Dr. J. Robert Collins who attended 67% of the Board meetings and meetings of committees on which he served in Fiscal 2005.

The Board has determined that four of seven of the current directors of the Company are independent under the listing standards of The NASDAQ Stock Market. The independent directors are Mr. Richards, Mr. Dawson,  Dr. Collins and Mr. Wilson.

The non-management members of the Board met in executive session without management at the one meeting of the Audit Committee during Fiscal 2005. In accordance with the Company’s Corporate Governance Guidelines, executive sessions are chaired by the chairperson of a Board committee selected annually on a rotating basis. Mr. Richards, Chairman of the Audit Committee, was the chairman of the executive sessions held in Fiscal 2005, and Mr. Richards will be the chairman of the executive sessions held in Fiscal 2006.

Any interested party that wishes to communicate directly with the chairperson of the executive sessions or with the non-management directors as a group may do so by sending an e-mail to independentdirectors@xponential.us. Mr. Richards will forward the communications directed to the non-management directors to the current chairperson of the executive sessions.

Certain documents relating to corporate governance matters are available on the Company’s web site at www.xponential.us. These documents include the following:

•       Amended and Restated Articles of Incorporation, and all amendments thereto;

•       Bylaws;

•       Corporate Governance Guidelines;

•       Code of Business Conduct and Ethics;

•       Charter of the Nominating and Governance Committee, including the guidelines for selecting board candidates;

•       Charter of the Audit Committee; and

•       Charter of the Compensation Committee.

Information contained on the Company’s web site is not deemed to be a part of this Proxy Statement.

During Fiscal 2005 the Audit Committee consisted of Mr. Richards (Chairman), Mr. Dawson, and Dr. Collins. Each member of the Audit Committee is “independent” within the meaning of the applicable listing standards of The NASDAQ Stock Market and the rules of the Securities and Exchange Commission. The Board has determined that Mr. Richards is an “audit committee financial expert” and “independent” as defined under the applicable rules of the Securities and Exchange Commission. A copy of the Audit Committee charter was included as Appendix A to the Proxy Statement for the Company’s annual meeting of stockholders held on April 23, 2004, and is also available on the Company’s website at www.xponential.us.

The functions of the Audit Committee include (i) appointing the independent auditors for the annual audit and approving the fee arrangements with the independent auditors; (ii) monitoring the independence, qualifications, and performance of the independent auditors; (iii) reviewing the planned scope of the annual audit; (iv) reviewing the financial statements to be included in the Company’s Quarterly Reports on Form 10-QSB and the Company’s Annual Report on Form 10-KSB, any significant adjustments proposed by the independent auditors and the Company’s disclosures under “Management’s Discussion and Analysis or Plan of Operation;” (v) making a recommendation to the Board regarding inclusion of the audited financial statements in the Company’s Annual Report on Form 10-KSB; (vi) reviewing recommendations, if any, by the independent auditors resulting from the audit to ensure that appropriate actions are taken by management; (vii) reviewing matters of disagreement, if any, between management and the independent auditors; (viii) meeting privately on a periodic basis with the independent auditors, internal audit staff and management to review the adequacy of the Company’s internal controls; (ix) monitoring the Company’s internal audit and accounting management and controls; (x) monitoring the Company’s policies and procedures regarding compliance with the Foreign Corrupt Practices Act and compliance by the Company’s employees with the Company’s Code of Business Conduct and Ethics; and (xi) monitoring any litigation involving the Company which may have a material financial impact on the Company or relate to matters entrusted to the Audit Committee. The Audit Committee held four meetings during Fiscal 2005 and took no action by written consent during Fiscal 2005.

During Fiscal 2005 the Compensation Committee consisted of Mr. Dawson (Chairman), Mr. Richards and Dr. Collins. Each member of the Compensation Committee is “independent” within the meaning of the applicable listing standards of The NASDAQ Stock Market. The functions of the Compensation Committee are to (i) establish the compensation of the president and chief executive officer of the Company, subject to ratification by the Board; (ii) approve the compensation, based on the recommendations of the senior executive officers, of certain other senior executives of the Company and its subsidiaries; (iii) periodically review the succession plans for the Company’s executive officers; (iv) serve as the administrative committee for the Company’s stock option, incentive stock and other equity-based plans; and (v) act as the compensation committee of outside directors under Section 162(m) of the Internal Revenue Code. The Compensation Committee held one meeting during Fiscal 2005 and took no action by written consent during Fiscal 2005.

During Fiscal 2005 the Nominating and Governance Committee consisted of Mr. Richards (Chairman), Mr. Dawson and Dr. Collins. Each member of the Nominating and Governance Committee is “independent” within the meaning of the applicable listing standards of The NASDAQ Stock Market. The functions of the Nominating and Governance Committee are to (i) recommend nominees to stand for election at annual stockholders meetings, to fill vacancies on the Board and to serve on committees of the Board; (ii) establish procedures and assist in identifying candidates for Board membership; (iii) review the qualifications of candidates for Board membership; (iv) review compensation arrangements in effect for non-management members of the Board and recommend changes deemed appropriate; (v) establish and review, for recommendation to the Board, guidelines and policies on the size and composition of the Board, the structure, composition and functions of the committees of the Board, and other significant corporate governance principles and procedures; (vi) monitor compliance by the non-management directors with the Company’s Code of Business Conduct and Ethics; (vii) develop succession plans for the directors; and (viii) undertake additional activities within the scope of the primary functions of the Nominating and Governance Committee as it and the Board may determine. The Nominating and Governance Committee may from time to time engage director search firms to assist it in identifying and evaluating potential Board candidates. The Nominating and Governance Committee held two meetings during Fiscal 2005 and took no action by written consent during Fiscal 2005.

The Nominating and Governance Committee will consider candidates nominated by stockholders in accordance with the procedures set forth in the Company’s bylaws. Under the Company’s bylaws, nominations, other than those made by the Board or the Nominating and Governance Committee, must be made pursuant to timely notice in proper written form to the Secretary of the Company. To be timely, a stockholder’s request to nominate a person for election to the Board at an annual meeting of stockholders, together with the written consent of such person to serve as a director, must be received by the Secretary of the Company not less than 90 days nor more than 150 days prior to the date of such annual meeting of stockholders. To be in proper written form, the notice must contain certain information concerning the nominee and the stockholder submitting the nomination.

The Board has adopted guidelines for selecting candidates for election to the Board. Under these guidelines, each director should:

•       be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

•       be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•       possess substantial and significant experience which would be of value to the Company in the performance of the duties of a director; and

•       have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director.

The Nominating and Governance Committee will evaluate eligible stockholder-nominated candidates for election to the Board in accordance with the Corporate Governance Guidelines. The full text of the Corporate Governance Guidelines is attached as Appendix A to the charter of the Nominating and Governance Committee, which is available on the Company’s web site described above.

John H. Wilson, who was approved by the Nominating and Governance Committee and appointed to serve as a Director of the Company by the Board on April 29, 2005, was recommended to the Nominating and Governance Committee by Dwayne A. Moyers, Chairman of the Board of the Company.

The Company has a policy that requires Board members to attend the annual meeting of stockholders. All of the then directors attended the January 2005 annual meeting of stockholders. The Company expects that at least a majority of the directors will attend the November 2005 annual meeting of stockholders.

Director Compensation

Non-employee Directors are paid a fee of $1,000 for attendance at each meeting of the Board. In addition, non-employee committee members are paid a fee of $500 for attendance at each committee meeting. Directors are also reimbursed for their ordinary and necessary expenses incurred in attending meetings of the Board or a committee thereof. During Fiscal 2005, a total of $31,000 was paid in director fees.

Non-employee Directors are also eligible for stock option grants under the Company’s 2003 Stock Option Plan. The number of shares subject to options, as well as the other terms and conditions of the awards (such as vesting and exercisability schedules and termination provisions) are within the discretion of the Compensation Committee. During Fiscal 2005, 20,000 options were granted to non-employee Directors.

PROPOSAL NO. 2
APPROVAL OF THE COMPANY’S 2005 STOCK PURCHASE PLAN

On April 29, 2005 the Board of Directors adopted the Xponential, Inc. 2005 Stock Purchase Plan as subsequently amended on September 30, 2005 (the “Plan”), subject to approval of the Plan by the stockholders at the Annual Meeting. The Plan was effective as of May 1, 2005. The Company has reserved 250,000 shares of Common Stock for issuance upon the purchase of shares pursuant to the Plan.

The Board believes the Plan will benefit the Company by (i) providing greater incentive for officers, directors and employees to own or increase their ownership of the Company’s Common Stock and (ii) more closely associating the interests of officers, directors and employees with those of the Company and its stockholders through their increased stock ownership.

It is not possible to determine the benefits that will be received by officers, directors and employees if the Plan is approved by the stockholders because benefits under the Plan will depend on their elections to participate and the fair market value of the Company’s Common Stock at various future dates. The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

The following general description of the principal features of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Purpose

The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to officers, directors and employees, and to promote the success of the Company’s business. The shares of Common Stock of the Company are currently traded on The Nasdaq Stock Market, Inc.’s OTC Bulletin Board. Only persons who are officers, directors and/or employees of the Company are eligible to participate in the Plan. As of the date of this Proxy Statement there were approximately 67 persons eligible to participate in the Plan.

Administration

The Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”). Subject to the terms and conditions and within the limitations of the Plan, the Committee has full power and authority to promulgate any rules and regulations which it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable, consistent with the delegation from the Board. Decisions of the Board and the Committee are final and binding upon all participants.

Offering Periods

Subject to adjustment by the Committee, the Plan provides for a series of consecutive three (3) month offering periods commencing on January 1, April 1, July 1, and October 1 of each year (each an “Offering Period”) during which Offering Periods a participant may authorize payroll or other deductions from gross cash compensation to purchase shares of Common Stock under the Plan. The first Offering Period commenced on May 1, 2005 and will terminate on September 30, 2005.

Eligibility

Any employee, who as of the first day of an Offering Period (the “Entry Date”) has completed twelve (12) consecutive months of employment with, and who is regularly employed on a full-time (32 hours or more per week on a regular schedule) basis by, the Company or by any subsidiary is eligible to participate in the Plan as of such Entry Date. A director who as of an Entry Date has been duly elected by the stockholders or the Board to serve in such capacity is eligible to participate in the Plan as of such Entry Date.

Participation in the Plan

An officer, director and/or employee of the Company who is eligible to participate in the Plan may enroll in the Plan by completing and submitting, prior to an Entry Date, a completed payroll deduction authorization and Plan enrollment form provided by the Committee. An eligible participant may authorize payroll deductions or other deductions from gross cash compensation from the Company (wages, base salary, bonus, commissions, fees, and overtime pay) at the rate of up to one hundred percent (100%) of such participant’s compensation. All deductions will be held by the Company and commingled with its other corporate funds where administratively appropriate. No interest will be paid or credited to the participant with respect to such payroll or other deductions. The Company will maintain a separate bookkeeping account for each participant under the Plan and the amount of each participant’s payroll and other deductions will be credited to such account. A participant may not make any additional payments into such account.

Under procedures established by the Committee, a participant may withdraw from the Plan during an Offering Period, by completing and filing a new deduction authorization and Plan enrollment form with the Company, prior to the fifth business day preceding the last Trading Day of an Offering Period (“Purchase Date”). If a participant withdraws from the Plan during an Offering Period, his or her accumulated deductions will be refunded to the participant without interest. The Committee may establish rules limiting the frequency with which participants may withdraw and re-enroll in the Plan and may impose a waiting period on participants wishing to re-enroll following withdrawal. For purposes of the Plan, the term “Trading Day” means a day on which U.S. national stock exchanges and the NASDAQ System are open for trading.

Under procedures established by the Committee, a participant may change his or her rate of contribution through payroll or other deductions at any time by filing a new deduction authorization and Plan enrollment form with the Company. The new rate of contribution will be effective as of the first pay period in the immediately succeeding Offering Period. If a participant has not followed such procedures to change the rate of contribution, the rate of contribution shall continue at the originally elected rate throughout future Offering Periods.

All participants in the Plan will have the same rights and privileges under the Plan.

Termination of Employment

If an employee’s employment with the Company or any of its subsidiaries is terminated for any reason (including death) prior to the expiration of an Offering Period, the employee’s participation in the Plan will terminate and all amounts credited to the employee’s account will be paid to the employee or, in the case of death, to the employee’s heirs or estate, without interest. Whether a termination of employment has occurred shall be determined by the Committee. In the event a director’s directorship with the Company or any of its subsidiaries is terminated for any reason (including death) prior to the expiration of an Offering Period, the director’s participation in the Plan will terminate and all amounts credited to the director’s account will be paid to the director or, in the case of death, to the director’s heirs or estate, without interest. The Committee may establish rules regarding when changes of employment status will be considered to be a termination of employment.

Purchase Price of Common Stock

Each participant will be entitled to purchase shares of Common Stock with the payroll and other deductions accumulated on behalf of such participant during each Offering Period at the Purchase Price (herein defined).

The purchase price (the “Purchase Price”) during each Offering Period will be a percentage (not less than eighty-five percent (85%)) established by the Committee (the “Designated Percentage”) of the Fair Market Value of the Common Stock on the Purchase Date. The Committee may change the Designated Percentage with respect to any future Offering Period, but not below eighty-five percent (85%). The initial Designated Percentage until changed by the Committee is eighty-five percent (85%).

For purposes of the Plan, the term “Fair Market Value” means (i) the closing sales price for a share of Common Stock on the date of determination if that date is a Trading Day as reported on the principal securities exchange on which shares are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the date of determination if that date is a Trading Day as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock on the date of determination if that date is a Trading Day as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System. If the date of determination is not a Trading Day, then the date of determination shall be the last Trading Day prior to such date of determination. If the Company is not a publicly-held corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made, the determination of Fair Market Value shall be made by the Committee in its discretion exercised in good faith. In this respect, the Committee may rely on such financial data, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances.

Purchase of Common Stock

Upon the expiration of each Offering Period, a participant’s option will be exercised automatically for the purchase of that number of whole shares of Common Stock which the accumulated payroll or other deductions from compensation credited to the participant’s account at that time will purchase at the Purchase Price. Fractional shares of Common Stock will not be issued under the Plan. Any accumulated payroll or other deductions from compensation, which would have been used to purchase fractional shares, unless refunded to the participant, will be held for the purchase of Common Stock in the next Offering Period, without interest.

Notwithstanding the foregoing, the Company or its designee may make such provisions and take such action as it deems necessary or appropriate for the withholding of taxes and/or social insurance which the Company and its subsidiaries are required by law or regulation of any governmental authority to withhold. Each participant, however, shall be responsible for payment of all individual tax liabilities arising under the Plan.

Payment and Delivery of Common Stock

As soon as practicable after the termination of an Offering Period, the Company will deliver to the participant a record of the Common Stock purchased and the balance of any amount of payroll or other deductions from compensation credited to the participant’s account not used for the purchase, except as specified below. The Committee may permit or require that shares be deposited directly with a broker designated by the Committee or to a designated agent of the Company, and the Committee may utilize electronic or automated methods of share transfer. The Committee may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. The Company will retain the amount of payroll or other deductions from compensation used to purchase Common Stock as full payment for the Common Stock and the Common Stock shall then be fully paid and non-assessable.

Stockholder Rights

No participant shall have any voting, dividend, or other stockholder rights with respect to shares subject to any option granted under the Plan until the shares subject to the Plan have been purchased and delivered to the participant in accordance with the Plan.

Shares Reserved and Outstanding Options

A total of 250,000 shares of Common Stock of the Company have been set aside under the Plan for purchase thereunder. As of the date of this Proxy Statement no shares of Common Stock have been purchased under the Plan. If, on a given Purchase Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company will make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

Adjustments upon Change in Capitalization; Corporate Transactions

If during an Offering Period there is any increase or decrease in the number of outstanding shares of Common Stock because of a stock split, stock dividend, combination or recapitalization of shares of Common Stock, the number of shares to be purchased, the price per share of Common Stock, and the maximum number of shares subject to the Plan may be appropriately adjusted by the Board, and the Board will take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances. The Board’s determinations will be conclusive and binding on all parties.

In the event of the proposed liquidation or dissolution of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Board in its sole discretion, and the amounts of all payroll deductions will be refunded without interest to the participants. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, then in the sole discretion of the Board, (i) the obligations of the Company under the Plan shall be assumed by the successor corporation or parent or subsidiary of such successor corporation, (ii) a date established by the Board on or before the date of consummation of such merger, consolidation or sale shall be treated as a Purchase Date, and all purchases of Common Stock effected on such date, or (iii) the accumulated payroll deductions will be refunded without interest to the participants.

Amendment and Termination of the Plan

The Plan went into effect on May 1, 2005 and will terminate on June 30, 2015, unless earlier terminated by the Board. The Board may, at any time, terminate, amend or modify the Plan without stockholder approval; provided, however, that any amendment or modification of the Plan will not increase the number of shares of Common Stock subject to the Plan without stockholder approval.

Federal Income Tax Consequences

The following discussion is a summary of the United States federal income tax provisions relating to the purchase of Common Stock under the Plan and the subsequent sale of Common Stock acquired under the Plan. The tax effect may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

Each participant who purchases Common Stock under the Plan will recognize ordinary income equal to the Fair Market Value of the Common Stock on the Purchase Date less the price paid for the Common Stock, and the participant will have a cost basis in the shares purchased equal to the Fair Market Value of the Common Stock on the Purchase Date. Any gain or loss recognized on the disposition of the Common Stock will be short-term or long-term capital gain or loss depending on the length of time the participant holds the stock after its purchase.

The ordinary income amount recognized by each participant will be subject to withholding for income, Social Security, and Medicare taxes. After these taxes are withheld from the participant’s authorized payroll reduction, the balance of the payroll reduction amount will be used to purchase Common Stock on the Purchase Date.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2005 STOCK PURCHASE PLAN.

PROPOSAL NO. 3
APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

Subject to approval by the stockholders, the Board has selected Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2006. Grant Thornton LLP has acted in such capacity for the Company since April 2, 2002 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Company, other than as independent public accountants.

Representatives of Grant Thornton LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending June 30, 2006. Abstentions and broker non-votes will not be counted as voting and, therefore, will have no impact on the approval of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR ITS FISCAL YEAR ENDING JUNE 30, 2006.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Management

The following table sets forth certain information regarding beneficial ownership of securities of the Company as of June 30, 2005 by each director, the Named Executive Officers identified in the Summary Compensation Table, and all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Jeffrey A. Cummer(3)	Common	612,556 shares	(4)(5)	20.72%
	Series A Preferred	307,930 shares	(6)	31.69%
Dwayne A. Moyers(3)	Common	466,740 shares	(4)(7)	16.66%
	Series A Preferred	206,639 shares	(8)	21.27%
Robert W. Schleizer(9)	Common	132,200 shares	(10)	5.48%
James R. Richards(11)	Common	45,000 shares	(12)	1.86%
Roger F. Hogan(9)	Common	25,000 shares	(13)	1.04%
Carroll Dawson(14)	Common	29,274 shares	(15)	1.22%
	Series A Preferred	5,239 shares	(16)	*
J. Robert Collins(17)	Common	0 shares		*
John H. Wilson(18)	Common	0 shares		*
All directors and executive officers as a group (9 persons)	Common	1,142,988 shares	(19)	34.45%
All directors and executive officers as a group (9 persons)	Series A Preferred	410,911 shares	(20)	42.29%

*                    Less than 1% of the outstanding shares of the class.

(1)          Unless otherwise noted, the Company believes that each person named has sole voting and investment power with respect to all shares beneficially owned by such persons.

(2)          Based on 2,380,804 shares of Common Stock issued and outstanding on June 30, 2005, as adjusted for the conversion of shares of Series B Preferred Stock into shares of Common Stock and the exercise of options exercisable within sixty days from June 30, 2005 for a specific stockholder pursuant to Rule 13d-3(d)(1) under the Exchange Act; and based on 971,632 shares of Series A Preferred Stock issued and outstanding on June 30, 2005. The shares of Series A Preferred Stock are not convertible and have no voting rights except as required by law.

(3)          The business address for Mr. Cummer and Mr. Moyers is 4800 Overton Plaza, Suite 300, Fort Worth, Texas 76109.

(4)          Does not include 781,211 shares of Common Stock owned by various investors for which voting and dispositive power in certain cases is held by SMH Capital Advisors, Inc., of which Mr. Cummer and Mr. Moyers are officers and directors.

(5)          Represents 37,428 shares of Common Stock owned directly, 352,346 shares of Common Stock issuable upon conversion of 102,427 shares of Series B Preferred Stock owned directly, 30,000 shares of Common Stock which Mr. Cummer has the right to acquire within sixty days from June 30, 2005 pursuant to options granted to him under the 2003 Stock Option Plan, and 192,782 shares of Common Stock issuable upon conversion of 56,042 shares of Series B Preferred owned by Investors Strategic Partners I, Ltd., a Texas limited partnership (“ISP”), of which Hulen Capital Partners, Inc., a Texas corporation (“HCP”), is the general partner. Mr. Cummer is an officer, director and shareholder of

HCP and shares voting and investment power with Mr. Moyers with respect to the shares owned by ISP.

(6)          Represents 199,033 shares of Series A Preferred Stock owned directly and 108,897 shares of Series A Preferred Stock owned by ISP that are beneficially owned by both Mr. Cummer and Mr. Moyers.

(7)          Represents 45,928 shares of Common Stock owned directly, 173,030 shares of Common Stock issuable upon conversion of 50,300 shares of Series B Preferred Stock owned directly, 55,000 shares of Common Stock which Mr. Moyers has the right to acquire within sixty days from June 30, 2005 pursuant to options granted to him under the 2003 Stock Option Plan, and 192,782 shares of Common Stock issuable upon conversion of 56,042 shares of Series B Preferred Stock owned by ISP. Mr. Moyers is an officer, director and shareholder of HCP, the general partner of ISP, and shares voting and investment power with Mr. Cummer with respect to the shares owned by ISP.

(8)          Represents 97,742 shares of Series A Preferred Stock owned directly and 108,897 shares of Series A Preferred Stock owned by ISP that are beneficially owned by both Mr. Cummer and Mr. Moyers.

(9)          The business address for Mr. Schleizer and Mr. Hogan is 6400 Atlantic Boulevard, Suite 190, Norcross, Georgia 30071.

(10)   Represents 76,200 shares of Common Stock owned directly, 1,000 shares of Common Stock owned by Mr. Schleizer’s wife, 22,500 shares of Common Stock which Mr. Schleizer has the right to acquire within sixty days from June 30, 2005 pursuant to options granted to him under the 2003 Stock Option Plan, 25,000 shares of Common Stock owned by Tatum CFO Partners, LLP (“Tatum”) and 7,500 shares of Common Stock which Tatum has the right to acquire within sixty days from June 30, 2005 pursuant to options granted to it under the 2003 Stock Option Plan. Mr. Schleizer is a limited partner of Tatum.

(11)   Mr. Richards business address is 4431 Walnut Hill Lane, Dallas, Texas 75229.

(12)   Represents 45,000 shares of Common Stock which Mr. Richards has the right to acquire within sixty days from June 30, 2005 pursuant to options granted to him under the 2003 Stock Option Plan.

(13)   Represents 10,000 shares of Common Stock owned directly and 15,000 shares of Common Stock which Mr. Hogan has the right to acquire within sixty days from June 30, 2005 pursuant to options granted to him under the 2003 Stock Option Plan.

(14)          Mr. Dawson’s business address is 1108 South Main Street, Weatherford, Texas 76086.

(15)          Represents 9,274 shares of Common Stock issuable upon conversion of 2,696 shares of Series B Preferred Stock owned by Dawson Properties, Ltd., a Texas limited partnership (“Dawson Properties”) of which Mr. Dawson is general partner, and 20,000 shares of Common Stock which Mr. Dawson has the right to acquire within sixty days from June 30, 2005 pursuant to options granted to him under the 2003 Stock Option Plan.

(16)          Represents 5,239 shares of Series A Preferred Stock owned by Dawson Properties, of which Mr. Dawson is general partner.

(17)          Dr. Collins’ address is 1150 County Road 610, Farmersville, Texas 75442.

(18)          Mr. Wilson’s business address is 1500 Three Lincoln Center, 5430 LBJ Freeway, Dallas, Texas 75240.

(19)          Represents 205,556 shares of Common Stock owned directly by directors and executive officers, 210,000 shares of Common Stock which the directors and executive officers have the right to acquire within sixty days from June 30, 2005 pursuant to options granted to them under the 2003 Stock Option Plan, 534,650 shares of Common Stock issuable upon conversion of 155,423 shares of Series B Preferred Stock owned directly by directors and executive officers, and 192,782 shares of Common

Stock issuable upon conversion of 56,042 shares of Series B Preferred Stock owned by ISP that are beneficially owned by Mr. Cummer and Mr. Moyers.

(20)          Represents 302,014 shares of Series A Preferred Stock owned directly by directors and executive officers, and 108,897 shares of Series A Preferred Stock owned by ISP that are beneficially owned by Mr. Cummer and Mr. Moyers.

Certain Beneficial Owners

The following table sets forth as of June 30, 2005 certain information with respect to the number of shares of each class of voting securities beneficially owned by each person who is known by management to beneficially own more than five percent (5%) of any class of the Company’s outstanding voting securities.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Jeffrey A. Cummer(3)	Common	612,556 shares	(4)(5)	20.72%
Dwayne A. Moyers(3)	Common	466,740 shares	(4)(6)	16.66%
Robert W. Schleizer(7)	Common	132,200 shares	(8)	5.48%
SMH Capital Advisors, Inc.(3)	Common	781,211 shares	(9)	32.81%
Investors Strategic Partners I, Ltd.(3)	Common	192,782 shares	(10)	7.49%

(1)          Unless otherwise noted, the Company believes that each person named has sole voting and investment power with respect to all shares beneficially owned by such persons.

(2)          Based on 2,380,804 shares of Common Stock issued and outstanding on June 30, 2005, as adjusted for the conversion of shares of Series B Preferred Stock into shares of Common Stock and the exercise of options exercisable within sixty days from June 30, 2005 for a specific stockholder pursuant to Rule 13d-3(d)(1) under the Exchange Act.

(3)          The business address for Mr. Cummer, Mr. Moyers, SMH Capital Advisors, Inc. and Investors Strategic Partners I, Ltd. is 4800 Overton Plaza, Suite 300, Fort Worth, Texas 76109.

(4)          Does not include 781,211 shares of Common Stock owned by various investors for which voting and dispositive power in certain cases is held by SMH Capital Advisors, Inc., of which Mr. Cummer and Mr. Moyers are officers and directors.

(5)          Represents 37,428 shares of Common Stock owned directly, 352,346 shares of Common Stock issuable upon conversion of 102,427 shares of Series B Preferred Stock owned directly, 30,000 shares of Common Stock which Mr. Cummer has the right to acquire within sixty days from June 30, 2005 pursuant to options granted to him under the 2003 Stock Option Plan, and 192,782 shares of Common Stock issuable upon conversion of 56,042 shares of Series B Preferred Stock owned by Investors Strategic Partners I, Ltd., a Texas limited partnership (“ISP”), of which Hulen Capital Partners, Inc., a Texas corporation (“HCP”), is the general partner. Mr. Cummer is an officer, director and shareholder of HCP and shares voting and investment power with Mr. Moyers with respect to the shares owned by ISP.

(6)          Represents 45,928 shares of Common Stock owned directly, 173,030 shares of Common Stock issuable upon conversion of 50,300 shares of Series B Preferred Stock owned directly, 55,000 shares of Common Stock which Mr. Moyers has the right to acquire within sixty days from June 30, 2005 pursuant to options granted to him under the 2003 Stock Option Plan, and 192,782 shares of Common Stock issuable upon conversion of 56,042 shares of Series B Preferred Stock owned by ISP. Mr. Moyers is an officer, director and shareholder of HCP, the general partner of ISP, and shares voting and investment power with Mr. Cummer with respect to the shares owned by ISP.

(7)          The business address for Mr. Schleizer is 6400 Atlantic Boulevard, Suite 190, Norcross, Georgia 30071.

(8)          Represents 76,200 shares of Common Stock owned directly, 1,000 shares of Common Stock owned by Mr. Schleizer’s wife, 22,500 shares of Common Stock which Mr. Schleizer has the right to acquire within sixty days from June 30, 2005 pursuant to options granted to him under the 2003 Stock Option Plan, 25,000 shares of Common Stock owned by Tatum CFO Partners, LLP (“Tatum”) and 7,500 shares of Common Stock which Tatum has the right to acquire within sixty days from June 30, 2005 pursuant to options granted to it under the 2003 Stock Option Plan. Mr. Schleizer is a limited partner of Tatum.

(9)          These shares are owned by various investors for which voting and dispositive power in certain cases is held by SMH Capital Advisors Inc.

(10)   Represents 192,782 shares of Common Stock issuable upon conversion of 56,042 shares of Series B Preferred Stock.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

The following table sets forth the cash and noncash compensation for the fiscal years ended June 30, 2005 (“Fiscal 2005”), June 30, 2004 (“Fiscal 2004”) and June 30, 2003 (“Fiscal 2003”) of (i) the individuals who served as the Company’s Chief Executive Officer during Fiscal 2005 and (ii) the Company’s two other most highly compensated executive officers who were serving as executive officers as of the end of Fiscal 2005 and whose total annual salary and bonus exceeded $100,000 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

	Annual Compensation(1)			Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus ($)	Restricted Stock Award(s)($)		Securities Underlying Options(#)
Dwayne A. Moyers(2)(3)	2005	47,264	—	29,115	(4)	—
Chairman of the Board, Chief Executive	2004	44,206	—	34,544	(4)	—
Officer and Vice President	2003	134,135	—	—		55,000
Robert W. Schleizer(5)	2005	274,489	—	—		—
Chief Financial Officer, Executive Vice	2004	274,418	—	—		—
President, Treasurer and Secretary	2003	180,000	150,000	—		130,000
Roger F. Hogan(6)	2005	110,000	19,199	—		—
Chief Operating Officer and Vice President	2004	110,000	16,400	—		—
of PawnMart	2003	110,000	36,271	—		25,000

(1)          The Named Executive Officers received personal benefits in addition to salary and bonuses, the aggregate amount of which did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus, and is therefore not required to be reported.

(2)          Mr. Moyers was appointed Vice President in August 2002, Chairman of the Board in September 2002 and Chief Executive Officer in March 2004.

(3)          Compensation for 2003 includes salary and a one time investment fee of $75,000 in connection with the merger of C/M Holdings, Inc. with and into the Company in August 2002.

(4)          For 2005, represents a total of 17,299 shares of Common Stock, and for 2004, represents a total of 20,129 shares of Common Stock, valued as of the respective dates of grant. The Company’s Common Stock began trading on the Nasdaq Bulletin Board in August 2004; accordingly, values for 2005 are determined based on the closing market price of the shares on the date of grant, and values for 2004 are determined based on book value of the shares on the date of grant. The issuance of such restricted stock was in lieu of salary in the amount of $28,611 in 2005 and $34,544 in 2004. A total of 37,428 shares of restricted stock was held at June 30, 2005, with an aggregate value of $104,798 as of such date. Any dividends paid on the Company’s Common Stock will also be paid on the restricted stock. The shares of restricted stock vest according to the following schedule:

Shares	66 2/3% Vest	100% Vest
9,988	12-31-05	12-31-06
7,311	09-30-05	09-30-06
10,672	vested	03-31-06
4,585	vested	12-31-05
4,872	vested	09-30-05

(5)          Mr. Schleizer is a partner with Tatum CFO Partners, LLP (“Tatum”), which receives a resource fee equal to 20% of Mr. Schleizer’s salary. Tatum received total payments of $55,934, $57,242, and $36,000 in Fiscal 2005, Fiscal 2004, and Fiscal 2003, respectively.

(6)          Mr. Hogan joined the Company in November 1994 as a store associate. He was promoted to Store Manager in April 1995, District Manager in August 1995, Regional Manager in January 2001, and to Chief Operating Officer in October 2001.

Option Grants to Executives

No stock options were granted to the Named Executive Officers in Fiscal 2005.

Option Exercises and Values

The following table sets forth the value of exercised options and unexercised options at the end of Fiscal 2005 for the Named Executive Officers:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/ Unexercisable	Value of Unexercised In-The-Money Options at Fiscal Year End ($) Exercisable/ Unexercisable(1)
Dwayne A. Moyers	0	0	55,000 / 0	$154,000 / 0
Robert W. Schleizer	0	0	30,000 / 0	$84,000 / 0
Roger F. Hogan	0	0	15,000 / 0	$42,000 / 0

(1)          The fair market value of the underlying Common Stock for purposes of this table was $2.80 per share at June 30, 2005.

2005 Stock Purchase Plan

On April 29, 2005 the Board of Directors adopted the 2005 Stock Purchase Plan (the “Plan”), subject to stockholder approval. The Plan will be administered by the Compensation Committee of the Board of Directors.

The Plan allows eligible employees and directors of the Company and its designated subsidiaries to purchase shares of Common Stock of the Company through payroll or other deductions from compensation of up to 100% of a participant’s compensation. Shares of Common Stock are purchased under the Plan at a discount to the market price equal to eighty five percent (85%) of fair market value of the Common Stock. Subject to anti-dilutive adjustments, a total of 250,000 shares of Common Stock are available for issuance under the Plan.

No shares of Common Stock were purchased under the Plan in Fiscal 2005.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

The Company has not entered into any employment contract between the Company and any Named Executive Officer nor any other compensatory plan or arrangement, including payments to be received from the Company, with respect to a Named Executive Officer that will result from any termination of employment, a change in control of the Company, or a change in the officer’s responsibilities following a change in control of the Company, in which the amount involved, including all periodic payments or installments, exceeds $100,000.

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process, and is more fully described in its charter, a copy of which was included as Appendix A to the Proxy Statement for the Company’s annual meeting of stockholders held on April 23, 2004, and is also available on the Company’s website at www.xponential.us.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent auditors are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

Grant Thornton LLP served as the Company’s independent auditors for Fiscal 2004 and Fiscal 2005.

The Audit Committee has reviewed the fees billed by Grant Thornton LLP to the Company with respect to Fiscal 2004 and Fiscal 2005, which consist of the following:

Audit Fees.   The aggregate fees billed for professional services rendered by Grant Thornton LLP for both the audit of the Company’s financial statements as of and for the fiscal year ended June 30, 2004 and 2005 and the review of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for Fiscal 2004 and Fiscal 2005 were $91,535 in Fiscal 2004 and $118,128 in Fiscal 2005. These fees were approved by the Audit Committee.

Audit-Related Fees.   The aggregate fees billed by Grant Thornton LLP for audit-related services were $738 in Fiscal 2004 and $2,200 in Fiscal 2005. These services in Fiscal 2004 consisted of review of the Company’s proxy statement and attendance at the 2003 annual stockholders’ meeting. These services in Fiscal 2005 consisted of review of the Company’s proxy statement and attendance at the January 2005 annual stockholders’ meeting.

Tax Fees.   The aggregate fees billed by Grant Thornton LLP for tax services were $0 in Fiscal 2004 and $0 in Fiscal 2005. There were no tax services provided by Grant Thornton LLP in Fiscal 2004 or Fiscal 2005.

All Other Fees.   The aggregate fees billed by Grant Thornton LLP for all other services were $20,190 in Fiscal 2004 and $6,300 in Fiscal 2005. These services in Fiscal 2004 consisted of review of the Company’s Form SB-2 filed on January 26, 2004, and in Fiscal 2005 consisted of responding to SEC requests.

Under its Charter, the Audit Committee must pre-approve all engagements of the Company’s independent auditors unless and exception to such pre-approval exits under the 1934 Act or the rules of the Securities and Exchange Commission. Each year the independent auditors’ retention to audit the Company’s financial statements, including the associated fee, is approved by the Audit Committee. At the beginning of the fiscal year the Audit Committee will evaluate other known potential engagements of the independent auditors, including the scope of the work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditors’ independence from management. At each subsequent Audit Committee meeting the Audit Committee will receive updates on the services actually provided by the independent auditors and management may present additional services for approval. During Fiscal 2005 each new engagement of Grant Thornton was approved in advance by the Audit Committee.

The Committee has reviewed and discussed the audited financial statements of the Company for Fiscal 2005 with the Company’s management and has discussed with Grant Thornton LLP the matters required to be discussed by Statements on Auditing Standards Board Standard No. 61, as amended, Communication with Audit Committees. In addition, Grant Thornton LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Grant Thornton LLP their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for Fiscal 2005 for filing with the Securities and Exchange Commission.

Audit Committee

James R. Richards, Chairman
Carroll Dawson
J. Robert Collins

In the opinion of the Board, no member of the Audit Committee has a relationship with the Company that would interfere with the exercise of that member’s independent judgment in carrying out the responsibilities of a director.

OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Certain Relationships and Related Party Transactions

The Company was not a party to any transactions or series of transactions in amounts exceeding $60,000 with directors, nominees for directors, executive officers, security holders discussed under “Security Ownership of Certain Beneficial Owners and Management,” or a member of the immediate family of any of the foregoing, during the last two years, other than the following:

On October 3, 2003 the Company purchased from American IronHorse Motorcycle Company, Inc. (“American IronHorse”) a $1,000,000 principal amount 12% secured subordinated note due September 30, 2004 (the “2003 Note”) and a warrant to purchase 100,000 shares of common stock of American IronHorse at $15.00 per share. In connection with the purchase of such securities, American IronHorse granted to the Company, for a period of thirty days immediately following December 31, 2003, the right to purchase up to 166,666 shares of common stock of American IronHorse at $6.00 per share (the “Additional Shares”). On January 30, 2004 the Company converted the 2003 Note into common stock of American IronHorse at a rate of one share for each $6.00 of principal converted, for a total of 166,666 shares. In connection with the Company’s purchase of the 2003 Note, the Company received a fee of 5% of the purchase price, or $50,000, and received an additional $50,000 fee upon conversion of the 2003 Note.

On December 22, 2003 the Company subscribed for 225,000 shares of common stock of American IronHorse pursuant to a rights offering by American IronHorse at $6.00 per share (total $1,350,000). On July 30, 2004 the Company subscribed for an additional 100,000 shares of common stock of American IronHorse pursuant to the rights offering at $6.00 per share (total $600,000).

In December 2003 the Company purchased 17,370 shares of common stock of American IronHorse from a former employee for $104,220. The Company also purchased 1,800 shares of Series A Preferred Stock and 735 shares of Series B Preferred Stock from the same former employee for $16,044 and $11,304, respectively, which the Company subsequently converted into 4,558 shares of common stock of American IronHorse. In December 2003 the Company also purchased a total of $104,000 in principal amount of American IronHorse notes from a terminated employee and her family members for $104,815, which the Company subsequently converted into 10,154 shares of common stock of American IronHorse.

In connection with the Company’s investment in American IronHorse, on October 3, 2003 the Company’s subsidiary Xponential Advisors, Inc. entered into a management agreement with American IronHorse. For these services, Xponential Advisors, Inc. received a management fee of $5,700 per week for the services of John R. Boudreau, a former director and officer of the Company, and 25 shares of common stock of American IronHorse for each hour worked by Robert W. Schleizer, up to a maximum of 24 hours per week. On April 1, 2004 John R. Boudreau became a full-time employee of American IronHorse and American IronHorse discontinued paying Xponential Advisors, Inc. the weekly fee under the management agreement. Mr. Boudreau subsequently resigned his positions with both companies. Although the management agreement terminated on July 31, 2004, Xponential Advisors, Inc. continued to provide management services through March 2005. As of March 31, 2005 Xponential Advisors, Inc. received a total of 39,800 shares of common stock of American IronHorse as compensation for its management services.

In March 2004 the Company entered into a stock purchase and stock option agreement with a shareholder of American IronHorse to purchase up to 84,000 shares of common stock of American IronHorse for $6.00 per share, of which all shares have been purchased. On July 28, 2004 the Company entered into a stock purchase agreement with the same shareholder for the purchase of 100,000 shares of common stock of American IronHorse for $6.00 per share, of which all shares have been purchased.

At September 28, 2005 the Company and its subsidiary Xponential Advisors, Inc. collectively owned 798,659 shares (exclusive of warrants to purchase 100,000 shares of common stock of American IronHorse), or 15.05% of the outstanding common stock of American IronHorse.

In addition to the shares owned by the Company and its subsidiary discussed in the preceding paragraph, at September 28, 2005 directors and officers of the Company, directly and through affiliates, collectively owned 967,262 shares (exclusive of warrants to purchase 208,707 shares and options to purchase 34,166 shares of common stock of American IronHorse), or 18.23% of the outstanding common stock of American IronHorse. Dwayne A. Moyers, a director and officer of the Company, is also a director of American IronHorse.

Sanders Morris Harris, Inc., a related party which employs Jeffrey A. Cummer and Dwayne A. Moyers, directors and officers of the Company, executes security transactions for the Company. Commissions earned by Sanders Morris Harris, Inc. were $6,785 for Fiscal 2005 and $40,927 for Fiscal 2004.

In addition, Sanders Morris Harris, Inc., as a participating selling agent of Massie Capital, Inc., the selling agent for the Company’s Convertible Notes, earned $539,980 in commissions for the sale of $7,714,000 of the Convertible Notes through June 30, 2005.

No family relationship exists among the executive officers and directors of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Company’s directors, executive officers and holders of more than ten percent (10%) of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of subsequent changes in ownership. Such persons are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file with the Securities and Exchange Commission. The Securities and Exchange Commission has established specific due dates for these reports and the Company is required to disclose in this Proxy Statement any late filings or failures to file.

Based solely on the Company’s review of copies of such forms (and amendments thereto) furnished to the Company and written representations from certain reporting persons that no additional reports were required, the Company believes that all the Company’s directors, executive officers and holders of more than ten percent (10%) of the Common Stock complied with all Section 16(a) filing requirements during Fiscal 2005, with the exception of the following reports which were not timely filed.

Jeffrey A Cummer and Dwayne A. Moyers each filed one late Form 4 to report the acquisitions of shares of Common Stock by an affiliated entity on October 31, 2003 and on September 30, 2004. Upon discovery of the omissions, the relevant forms were immediately filed on October 22, 2004. Dr. J. Robert Collins was late filing an initial statement of beneficial ownership on Form 3. Upon discovery of the omission, the relevant form was immediately filed on August 26, 2004.

STOCKHOLDER PROPOSALS

Stockholder proposals to be included in the Company’s Proxy Statement relating to the next Annual Meeting of Stockholders must be received no later than June 2, 2006 at the Company’s principal executive offices, 6400 Atlantic Boulevard, Suite 190, Norcross, Georgia 30071, Attention: Secretary. Stockholders of the Company who intend to nominate candidates for election as a director or to bring other business before the meeting must also comply with the applicable procedures set forth in the Company’s Bylaws. See “Stockholder Nomination of Director Candidates.”  The Bylaws of the Company are available on the Company’s web site at www.xponential.us.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

A copy of the Company’s Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders upon receipt by the Company of a request addressed to Xponential, Inc., 6400 Atlantic Boulevard, Suite 190, Norcross, Georgia 30071, Attention: Secretary.

The enclosed form of proxy has been prepared at the direction of the Company, of which you are a stockholder, and is sent to you at the request of the Board. The proxies and attorneys-in-fact named herein have been designated by your Board.

The Board urges you, even if you presently plan to attend the Annual Meeting, to execute the enclosed proxy and mail it as indicated immediately. You may revoke your proxy and vote in person if you are in fact able to attend the Annual Meeting.

XPONENTIAL, INC.

By Order of the Board of Directors,

Dwayne A. Moyers,
Chairman of the Board

September 30, 2005

Norcross, Georgia

APPENDIX A

XPONENTIAL, INC.
2005 STOCK PURCHASE PLAN

1.     Purpose.   The purpose of this Plan is to provide an opportunity for Employees and Directors of Xponential, Inc. and its Designated Subsidiaries to purchase Common Stock of the Corporation and thereby to have an additional incentive to contribute to the prosperity of the Corporation.

2.     Definitions.

(a)   “Board”   shall mean the Board of Directors of the Corporation.

(b)   “Code”   shall mean the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein shall be a reference to any successor or amended section of the Code.

(c)    “Committee”   shall mean the committee appointed by the Board in accordance with Section 14.

(d)   “Common Stock”   shall mean the common stock, $0.01 par value, of the Corporation, or any stock into which such common stock may be converted.

(e)    “Compensation”   shall mean with respect to an Employee, such  Employee’s gross cash compensation (including wage, salary, bonus, commission and overtime earnings) paid by the Corporation to an Employee in accordance with the terms of employment, but excluding all bonus payments, expense allowances, and compensation paid in a form other than cash, and with respect to a Director, such Director’s fees for serving as a Director of the Corporation paid in the form of cash. The Committee shall have the authority to determine and approve all forms of pay to be included in the definition of Compensation and may change the definition on a prospective basis.

(f)    “Corporation”   shall mean Xponential, Inc., a Delaware corporation.

(g)    “Designated Subsidiary”   shall mean a Subsidiary that has been designated by the Committee as eligible to participate in the Plan with respect to its Employees.

(h)   “Director”   shall mean an individual who serves as a member of the Board who is not classified as an Employee.

(i)    “Employee”   shall mean an individual classified as an employee (within the meaning of Code Section 3401(c) and the regulations thereunder) by the Corporation or a Designated Subsidiary on the Corporation’s or such Designated Subsidiary’s payroll records during the relevant participation period. Employees shall not include individuals whose customary employment is for not more than five (5) months in any calendar year (except those Employees in such category the exclusion of whom is not permitted under applicable law) or individuals classified as independent contractors.

(j)    “Entry Date”   shall mean the first Trading Day of the Offering Period.

(k)   “Fair Market Value”   shall mean (i) the closing sales price for a share of Common Stock on the date of determination if that date is a Trading Day as reported on the principal securities exchange on which shares are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the date of determination if that date is a Trading Day as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock on the date of determination if that date is a Trading Day as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System. If the date of determination is not a Trading Day, then the date of determination shall be the last Trading Day prior to such date of determination. If

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the Corporation is not a publicly-held corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made, the determination of Fair Market Value shall be made by the Committee in its discretion exercised in good faith. In this respect, the Committee may rely on such financial data, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances.

(l)    “Offering Period”   shall mean the period of three (3) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after July 1, October 1, January 1, and April 1 of each year. The duration and timing of Offering Periods may be changed or modified by the Committee.

(m)  “Participant”   shall mean a participant in the Plan as described in Section 5.

(n)   “Plan”   shall mean this Stock Purchase Plan.

(o)   “Purchase Date”   shall mean the last Trading Day of each Offering Period.

(p)   “Purchase Price”   shall mean eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Entry Date or on the Purchase Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Committee pursuant to Section 7.4.

(q)   “Stockholder”   shall mean a record holder entitled to vote shares of Common Stock under the Corporation’s by-laws.

(r)    “Subsidiary”   shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, as described in Code Section 424(f).

(s)    “Trading Day”   shall mean a day on which U.S. national stock exchanges and the NASDAQ System are open for trading.

3.     Eligibility. Any Employee, who shall have completed twelve (12) consecutive months of employment with, and who shall be regularly employed on a full-time (32 hours or more per week on a regular schedule) basis by, the Corporation or by any Designated Subsidiary on an Entry Date, shall be eligible to participate in the Plan with respect to the Offering Period commencing on such Entry Date, provided that the Committee may establish administrative rules requiring that the minimum employment requirements (twelve (12) consecutive months of employment) be completed by some minimum period prior to an Entry Date for an Employee to be eligible to participate with respect to the Offering Period beginning on that Entry Date. In the absence of a determination by the Committee, the minimum employment requirements must be completed by at least one pay period prior to an Entry Date. All Employees who participate in the Plan shall have the same rights and privileges under the Plan. The Board may impose restrictions on eligibility and participation of Employees who are officers and directors to facilitate compliance with federal or state securities laws. A Director who has been duly elected by the Stockholders or the Board to serve in such capacity on an Entry Date shall be eligible to participate in the Plan with respect to the Offering Period commencing on such Entry Date.

4.     Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after July 1, October 1, January 1, and April 1 of each year, or on such other date as the Committee shall determine, and continuing thereafter for three (3) months or until terminated pursuant to Section 13; provided, however, the first Offering Period shall commence on May 1, 2005, and terminate on September 30, 2005. The Committee shall have the authority to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without Stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

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5.     Participation.

5.1   An Employee or a Director who is eligible to participate in the Plan in accordance with Section 3 may become a Participant by completing and submitting, on a date prescribed by the Committee prior to an applicable Entry Date, a completed payroll deduction authorization and Plan enrollment form provided by the Corporation. An eligible Employee or Director may authorize payroll deductions or other deductions from Compensation at the rate of any whole percentage of the Employee’s or Director’s Compensation, up to one hundred percent (100%) of the Employee’s or Director’s Compensation, including with respect to Employees, base salary, commissions, bonuses, and overtime, and with respect to Directors, director’s fees. All deductions may be held by the Corporation and commingled with its other corporate funds where administratively appropriate. No interest shall be paid or credited to the Participant with respect to such payroll deductions. The Corporation shall maintain a separate bookkeeping account for each Participant under the Plan and the amount of each Participant’s payroll deductions shall be credited to such account. A Participant may not make any additional payments into such account.

5.2   Under procedures established by the Committee, a Participant may withdraw from the Plan during an Offering Period, by completing and filing a new deduction authorization and Plan enrollment form with the Corporation, prior to the fifth business day preceding the Purchase Date. If a Participant withdraws from the Plan during an Offering Period, his or her accumulated deductions will be refunded to the Participant without interest. The Committee may establish rules limiting the frequency with which Participants may withdraw and re-enroll in the Plan and may impose a waiting period on Participants wishing to re-enroll following withdrawal.

5.3   Under procedures established by the Committee, a Participant may change his or her rate of contribution through payroll or other deductions at any time by filing a new deduction authorization and Plan enrollment form with the Corporation. The new rate of contribution will be effective as of the first pay period in the immediately succeeding Offering Period. If a Participant has not followed such procedures to change the rate of contribution, the rate of contribution shall continue at the originally elected rate throughout future Offering Periods.

6.     Termination of Employment.

6.1.  In the event an Employee’s employment with the Corporation or any of its Designated Subsidiaries is terminated for any reason (including death) prior to the expiration of an Offering Period, the Employee’s participation in the Plan shall terminate and all amounts credited to the Employee’s account shall be paid to the Employee or, in the case of death, to the Employee’s heirs or estate, without interest. Whether a termination of employment has occurred shall be determined by the Committee.

6.2   An Employee on leave of absence shall be deemed to remain an Employee for the first ninety (90) days of such leave of absence and such Employee’s employment shall be deemed to have terminated at the close of business on the ninetieth day of such leave of absence unless such Employee shall have returned to eligible employment with the Corporation or a Designated Subsidiary prior to the close of business on such ninetieth day. Termination by the Corporation of any Employee’s leave of absence, other than termination of such leave of absence on return to full-time or part-time employment, shall terminate an Employee’s employment for all purposes of the Plan and shall terminate such Employee’s participation in the Plan and right to exercise any option.

6.3   The Committee may also establish rules regarding when changes of employment status will be considered to be a termination of employment, including rules regarding transfer of employment among Designated Subsidiaries and the Corporation, and the Committee may establish

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termination-of-employment procedures for the Plan that are independent of similar rules established under other benefit plans of the Corporation.

6.4   In the event a Director’s directorship with the Corporation or any of its Designated Subsidiaries is terminated for any reason (including death) prior to the expiration of an Offering Period, the Director’s participation in the Plan shall terminate and all amounts credited to the Director’s account shall be paid to the Director or, in the case of death, to the Director’s heirs or estate, without interest.

7.     Offering.

7.1   Subject to adjustment as set forth in Section 10, the maximum number of shares of Common Stock that may be issued pursuant to the Plan shall be two hundred fifty thousand (250,000) shares. If, on a given Purchase Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Corporation shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

7.2   Each Offering Period shall be determined by the Committee. Unless otherwise determined by the Committee, the Plan will operate with successive three (3) month Offering Periods commencing at the beginning of each fiscal quarter (July 1, October 1, January 1 and April 1). The Committee shall have the power to change the duration of future Offering Periods, without Stockholder approval, and without regard to the expectations of any Participants.

7.3   Each eligible Employee or Director who has elected to participate as provided in Section 5.1 shall be granted an option to purchase that number of whole shares of Common Stock with the payroll and other deductions accumulated on behalf of such Employee or Director during each Offering Period at the purchase price specified in Section 7.4. An option will expire upon the earlier to occur of (i) the termination of a Participant’s participation in the Plan or (ii) the termination of an Offering Period.

7.4   The purchase price under each option shall be the lower of: (i) a percentage (not less than eighty-five percent (85%)) established by the Committee (“Designated Percentage”) of the Fair Market Value of the Common Stock on the Entry Date on which an option is granted or (ii) the Designated Percentage of the Fair Market Value on the Purchase Date on which the Common Stock is purchased. The Committee may change the Designated Percentage with respect to any future Offering Period, but not below eighty-five percent (85%), and the Committee may determine with respect to any prospective Offering Period that the option price shall be the Designated Percentage of the Fair Market Value of the Common Stock on the Purchase Date. The initial Designated Percentage until changed by the Committee is eighty-five percent (85%).

8.     Purchase of Stock. Upon the expiration of each Offering Period, a Participant’s option shall be exercised automatically for the purchase of that number of whole shares of Common Stock which the accumulated payroll or other deductions from Compensation credited to the Participant’s account at that time shall purchase at the applicable price specified in Section 7.4. Fractional shares of Common Stock will not be issued under the Plan. Any accumulated payroll or other deductions from Compensation, which would have been used to purchase fractional shares, unless refunded pursuant to Sections 5.2 or 6, will be held for the purchase of Common Stock in the next Offering Period, without interest. Notwithstanding the foregoing, the Corporation or its designee may make such provisions and take such action as it deems necessary or appropriate for the withholding of taxes and/or social insurance which the Corporation or its Designated Subsidiary is required by law or regulation of any governmental authority to withhold. Each Participant, however, shall be responsible for payment of all individual tax liabilities arising under the Plan.

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9.     Payment and Delivery. As soon as practicable after the exercise of an option, the Corporation shall deliver to the Participant a record of the Common Stock purchased and the balance of any amount of payroll or other deductions from Compensation credited to the Participant’s account not used for the purchase, except as specified below. The Committee may permit or require that shares be deposited directly with a broker designated by the Committee or to a designated agent of the Corporation, and the Committee may utilize electronic or automated methods of share transfer. The Committee may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. The Corporation shall retain the amount of payroll or other deductions from Compensation used to purchase Common Stock as full payment for the Common Stock and the Common Stock shall then be fully paid and non-assessable. No Participant shall have any voting, dividend, or other stockholder rights with respect to shares subject to any option granted under the Plan until the shares subject to the option have been purchased and delivered to the Participant as provided in this Section 9.

10.   Recapitalization. If after the grant of an option, but prior to the purchase of Common Stock under the option, there is any increase or decrease in the number of outstanding shares of Common Stock because of a stock split, stock dividend, combination or recapitalization of shares subject to options, the number of shares to be purchased pursuant to an option, the price per share of Common Stock covered by an option and the maximum number of shares specified in Section 7.1 may be appropriately adjusted by the Board, and the Board shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances. The Board’s determinations under this Section 10 shall be conclusive and binding on all parties.

11.   Merger, Liquidation, Other Corporation Transactions. In the event of the proposed liquidation or dissolution of the Corporation, the Offering Period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Board in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions will be refunded without interest to the Participants. In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger or consolidation of the Corporation with or into another corporation, then in the sole discretion of the Board, (i) each option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor corporation, (ii) a date established by the Board on or before the date of consummation of such merger, consolidation or sale shall be treated as a Purchase Date, and all outstanding options shall be exercised on such date, or (iii) all outstanding options shall terminate and the accumulated payroll deductions will be refunded without interest to the Participants.

12.   Transferability. Options granted to Participants may not be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interests under the Plan, other than as permitted by the Code, such act shall be treated as an election by the Participant to discontinue participation in the Plan pursuant to Section 5.2.

13.   Amendment or Termination of the Plan.

13.1 The Plan shall continue until June 30, 2015, unless otherwise terminated in accordance with Section 13.2.

13.2 The Board may, in its sole discretion, insofar as permitted by law, terminate or suspend the Plan, or revise or amend it in any respect whatsoever, except that, without approval of the Stockholders, no such revision or amendment shall increase the number of shares subject to the Plan, other than an adjustment under Section 10.

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14.   Administration. The Board shall appoint a Committee consisting of at least two (2) members who will serve for such period of time as the Board may specify and whom the Board may remove at any time. The Committee will have the authority and responsibility for the day-to-day administration of the Plan, the authority and responsibility specifically provided in this Plan and any additional duty, responsibility and authority delegated to the Committee by the Board, which may include any of the functions assigned to the Board in this Plan. The Committee may delegate to one or more individuals the day-to-day administration of the Plan. The Committee shall have full power and authority to promulgate any rules and regulations which it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable, consistent with the delegation from the Board. Decisions of the Board and the Committee shall be final and binding upon all Participants. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting of the Committee duly held. The Corporation shall pay all expenses incurred in the administration of the Plan. No Board or Committee member shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

15.   Securities Laws Requirements. The Corporation shall not be under any obligation to issue Common Stock upon the exercise of any option unless and until the Corporation has determined that: (i) it and the Participant have taken all actions required to register the Common Stock under the Securities Act of 1933, as amended, or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state, federal and applicable foreign law have been satisfied. If the Committee determines that it is in the best interest of the Corporation to take no action under the foregoing, it may cancel the outstanding options of the Employee in question and refund the accumulated payroll deductions.

16.   Governmental Regulations. This Plan and the Corporation’s obligation to sell and deliver shares of its Common Stock under the Plan shall be subject to the approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of stock hereunder.

17.   No Enlargement of Employee or Director Rights. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Corporation or any Designated Subsidiary or to interfere with the right of the Corporation or Designated Subsidiary to discharge any Employee at any time. Nothing contained in this Plan shall be deemed to give any Director the right to be retained as a director of the Corporation or any Designated Subsidiary or to interfere with the right of the Board or the Stockholders to terminate such Director at any time.

18.   Governing Law. This Plan shall be governed by Delaware law, without regard to that State’s choice of law rules.

19.   Effective Date. This Plan shall be effective May 1, 2005, subject to approval of the Stockholders of the Corporation within twelve (12) months after its adoption by the Board.

20.   Reports. Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll and other deductions from Compensation, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

21.   Designation of Beneficiary for Owned Shares. With respect to shares of Common Stock purchased by a Participant pursuant to the Plan and held in an account maintained by the Corporation or its assignee on the Participant’s behalf, the Participant may be permitted to file a written designation of beneficiary. A Participant may change such designation of beneficiary at any time by written notice.

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Subject to local legal requirements, in the event of a Participant’s death, the Corporation or its assignee shall deliver such shares of Common Stock to the designated beneficiary. Subject to local law, in the event of the death of a Participant and in the absence of a beneficiary validly designated who is living at the time of such Participant’s death, the Corporation shall deliver such shares of Common Stock to the executor or administrator of the Participant’s estate. If no executor or administrator has been appointed (to the knowledge of the Corporation) within one (1) year after the Participant’s date of death, the Corporation may deliver (or cause its assignee to deliver) such shares of Common Stock to the first of the following person or persons who are then living: the Participant’s spouse, children (including those by adoption), parents, or siblings. Delivery of the shares of Common Stock pursuant to the foregoing shall release the Corporation from all liability with respect to such shares and the legal ownership of same. The Corporation may rely on an affidavit of heirship signed and sworn to by two (2) persons who are not in the Participant’s immediate family for purposes of determining the Participant’s family members.

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FIRST AMENDMENT TO
XPONENTIAL, INC.
2005 STOCK PURCHASE PLAN

This First Amendment to Xponential, Inc. 2005 Stock Purchase Plan (“Amendment”) is made and entered into this 30th day of September, 2005 for the purpose of amending and restating certain provisions of the 2005 Stock Purchase Plan (the “Plan”), as follows:

1.     Section 2(j) of the Plan is amended in its entirety to read as follows:

“(j)  ‘Entry Date’ shall mean the first day of an Offering Period.”

2.     Section 2(l) of the Plan is amended in its entirety to read as follows:

“(l)  ‘Offering Period’ shall mean the period during which an option granted pursuant to the Plan may be exercised as follows:

January 1 – March 30
April 1 – June 30
July 1 – September 30
October 1 – December 31

3.     Section 2(p) of the Plan is amended in its entirety to read as follows:

“(p) ‘Purchase Price’ shall mean eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided however, that the Purchase Price may be adjusted by the Committee pursuant to Section 7.4.”

4.     Section 4 of the Plan is amended in its entirety to read as follows:

“4.    Offering Periods.   The Plan shall be implemented by consecutive Offering Periods; provided, however, the first Offering Period shall commence on May 1, 2005, and terminate on September 30, 2005. The Committee shall have the authority to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without Stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.”

5.     Section 7.2 of the Plan is deleted in its entirety and the words “[intentionally deleted]” substituted therefor.

6.     Reaffirmation of the Plan.   Except as modified herein, all of the terms and provisions of the Plan remain in full force and effect and are hereby ratified and reaffirmed in all respects. In the event of any conflict, inconsistency or incongruity between the terms and provisions of this Amendment and the terms and provisions of the Plan, the terms and provisions of this Amendment shall govern and control.

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FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
XPONENTIAL, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 18, 2005

XPONENTIAL, INC.

The undersigned, having received the notice and accompanying Proxy Statement for said meeting hereby appoints Robert W. Schleizer and Dwayne A. Moyers, and each of them, with full power of substitution, as the undersigned’s proxy and attorney-in-fact to vote at the Annual Meeting of Stockholders of Xponential, Inc. to be held November 18, 2005, or at any adjournment thereof, all shares of Xponential, Inc. which the under-signed may be entitled to vote.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY	Please mark your votes	☒
THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE	like this
UNDERSIGNED STOCK-HOLDER(S). IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE
NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AND ON ANY OTHER BUSINESS, IN THE DISCRETION OF THE PROXIES.

			FOR	WITHHOLD AUTHORITY			FOR	AGAINST	ABSTAIN
1.	Election of Directors		☐	☐	2.	Proposal to approve the Company’s 2005 Stock	☐	☐	☐
	Series B Preferred Director Nominees					Purchase Plan.
	J. Robert Collins	Dwayne A. Moyers
	Jeffrey A. Cummer	John H. Wilson			3.	Proposal to approve the appointment of Grant	FOR	AGAINST	ABSTAIN
						Thornton LLP as independent public	☐	☐	☐
(To withhold authority to vote for any individual nominee, print the nominees’s name).						accountants of the Company for its fiscal year ending June 30, 2006.

4.	In their discretion upon such other business as
may properly come before the meeting, or any
adjournment or adjournments thereof.
MARK HERE IF YOU PLAN TO ATTEND THE MEETING		☐

COMPANY ID:

PROXY NUMBER:

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE EVEN IF YOU PLAN TO ATTEND THE MEETING. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

ACCOUNT NUMBER:

Signature	Signature	Date

IMPORTANT: PLEASE DATE AND SIGN EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
XPONENTIAL, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 18, 2005

XPONENTIAL, INC.

The undersigned, having received the notice and accompanying Proxy Statement for said meeting hereby appoints Robert W. Schleizer and Dwayne A. Moyers, and each of them, with full power of substitution, as the undersigned’s proxy and attorney-in-fact to vote at the Annual Meeting of Stockholders of Xponential, Inc. to be held November 18, 2005, or at any adjournment thereof, all shares of Xponential, Inc. which the under-signed may be entitled to vote.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY	Please mark your votes	☒
THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE	like this
UNDERSIGNED STOCK-HOLDER(S). IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE
NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AND ON ANY OTHER BUSINESS, IN THE DISCRETION OF THE PROXIES.

			FOR	WITHHOLD AUTHORITY			FOR	AGAINST	ABSTAIN
1.	Election of Directors		☐	☐	2.	Proposal to approve the Company’s 2005 Stock	☐	☐	☐
	Common Stock Director Nominees					Purchase Plan.
	Carroll Dawson	James R. Richards
	Robert W. Schleizer				3.	Proposal to approve the appointment of Grant	FOR	AGAINST	ABSTAIN
						Thornton LLP as independent public	☐	☐	☐
(To withhold authority to vote for any individual nominee, print the nominees’s name).						accountants of the Company for its fiscal year ending June 30, 2006.

4.	In their discretion upon such other business as
may properly come before the meeting, or any
adjournment or adjournments thereof.
MARK HERE IF YOU PLAN TO ATTEND THE MEETING		☐

COMPANY ID:

PROXY NUMBER:

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE EVEN IF YOU PLAN TO ATTEND THE MEETING. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

ACCOUNT NUMBER:

Signature	Signature	Date

IMPORTANT: PLEASE DATE AND SIGN EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.